UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 9, 2013

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1172 CASTRO STREET

MOUNTAIN VIEW, CA 94040

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)           On May 9, 2013, the Board of Directors, or the Board, of VIVUS, Inc., or the Company or VIVUS, appointed J. Martin Carroll and Jorge Plutzky, M.D. as directors of the Company.  Dr. Plutzky’s appointment was effective as of May 10, 2013.  The Board has determined that Mr. Carroll and Dr. Plutzky are independent of the Company and its management as defined by the Securities and Exchange Commission and NASDAQ Stock Market, LLC. The Board has not yet determined on which committee(s) Mr. Carroll and Dr. Plutzky will serve.

Mr. Carroll and Dr. Plutzky were granted 20,000 restricted stock units, or RSUs, effective upon their appointment to the Board. Such RSUs vest as to one-fourth of the units on each anniversary date of grant over a period of four years so long as each such director continues service to the Company on such dates.

From August 2002 through March 2013, Mr. Carroll served at Boehringer Ingelheim GmbH (BI), a pharmaceutical company, most recently as Head, Global Strategy and Development.  After joining BI in August 2002, Mr. Carroll was appointed President and Chief Executive Officer of Boehringer Ingelheim US in January 2003 and served through 2011. From 1985 to 2001, Mr. Carroll served in various marketing, business development, sales and administrative positions at Merck & Co., Inc., a public pharmaceutical company. From 1984 to 1985, Mr. Carroll served as a Merck Executive on the President’s Commission on Executive Exchange at the United States Environmental Protection Agency. From 1976 to 1984, he served in various operational roles at Merck & Co., Inc. From 2004 to 2005, he served on the board of Accredo Health Group, Inc., a public company acquired by Medco Health Solutions, Inc., which provides specialty pharmacy and related services. Mr. Carroll holds a B.A. from Holy Cross College and a M.B.A. from Babson University.

Mr. Carroll’s prior extensive experience in operations, marketing, sales and business development at pharmaceutical companies brings essential experience to the Board needed for strategic planning, product development and commercialization, finance and operations and executive compensation.

Since 1996, Dr. Plutzky has served as the Director of The Vascular Disease Prevention Program, which includes the Lipid/Prevention Clinic, in the Cardiovascular Medicine Division at Brigham and Women’s Hospital, where he is also Co-Director of Preventive Cardiology.  Since 1995, he has been on the faculty at Harvard Medical School and has directed a basic science laboratory focused on transcriptional mechanisms involved in adipogenesis, lipid metabolism, and diabetes, and their relationship to inflammation and atherosclerosis. Throughout his career, Dr. Plutzky has also been involved in translational clinical studies investigating links between metabolic disorders and cardiovascular disease. Dr. Plutzky has been a member of the scientific advisory boards of the Sarnoff Cardiovascular Research Foundation since 2009 and Ember Therapeutics since 2012. Dr. Plutzky has been elected to the American Society for Clinical Investigation and is a Fellow of the American College of Cardiology. Dr. Plutzky’s papers have appeared in journals that include Science, PNAS, Diabetes, Lancet, Annals of Internal Medicine, and Nature Medicine. Dr. Plutzky has been involved with the U.S. Food and Drug Administration, serving both as a member of the Endocrinologic and Metabolic Drugs Advisory Committee and in advising and presenting for new drug application sponsors.  He has been involved with both the American Heart Association and the American Diabetes Association. Dr. Plutzky has been recognized with the Eugene Braunwald Teaching Award, the University of Cologne’s Klenk Lecture, Vanderbilt University’s Rabin Lecture, Northwestern University’s DeStevens Lecture, and Harvard Medical School’s  Tucker Collins Lecture. Dr. Plutzky holds a B.A. from the University of Virginia, where he was an Echols Scholar and a member of Phi Beta Kappa, and an M.D. from the University of North Carolina, Chapel Hill. He completed research fellowships at the National Institutes of Health and the Massachusetts Institute of Technology.

Dr. Plutzky’s clinical background, medical knowledge, and basic science expertise in the prevention and treatment of cardiometabolic disease brings valuable and unique insight to the Board as evaluation, development and commercialization of our current and potential future products proceed.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)           In connection with Mr. Carroll and Dr. Plutzky’s appointment as directors, the Board amended the Company’s Amended and Restated Bylaws to increase the authorized number of directors from seven to nine, effective as of May 9, 2013. A copy of Amendment No. 3 to the Amended and Restated Bylaws is attached hereto as Exhibit 3.1 and incorporated by reference into this Item 5.03.

Item 8.01.  Other Events

On May 13, 2013, the Company issued a press release regarding Mr. Carroll and Dr. Plutzky’s appointment to the Company’s Board. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.

Important Additional Information

VIVUS, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from VIVUS stockholders in connection with the matters to be considered at VIVUS’s 2013 Annual Meeting of Stockholders. VIVUS intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from VIVUS stockholders. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with VIVUS’s 2013 Annual Meeting of Stockholders. Information regarding the direct and indirect beneficial ownership of VIVUS’s directors and executive officers in VIVUS securities is included in their SEC filings on Forms 3, 4 and 5, and additional information can also be found in VIVUS’s Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC on February 26, 2013, Amendment No. 1 to VIVUS’s Annual Report on Form 10-K/A, filed with the SEC on April 30, 2013, and in VIVUS’s definitive proxy statement on Schedule 14A in connection with VIVUS’s 2012 Annual Meeting of Stockholders, filed with the SEC on April 25, 2012. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by VIVUS with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of VIVUS’s corporate website at www.vivus.com.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
3.1	Amendment No. 3 to the Amended and Restated Bylaws of the Registrant, as amended on May 9, 2013.

99.1	Press release issued by VIVUS, Inc. dated May 13, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

By:	/s/ John L. Slebir
John L. Slebir Vice President, Business Development and General Counsel

Date:  May 13, 2013

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment No. 3 to the Amended and Restated Bylaws of the Registrant, as amended on May 9, 2013.

99.1	Press release issued by VIVUS, Inc. dated May 13, 2013.